Prospectus Supplement

October 7, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated October 7, 2021 to the Morgan Stanley Institutional Fund Trust Prospectuses dated January 29, 2021

Discovery Portfolio
Global Strategist Portfolio

Supplement dated October 7, 2021 to the Morgan Stanley Institutional Fund Trust Prospectus dated March 16, 2021

Dynamic Value Portfolio

Effective October 29, 2021, the following language is hereby added at the end of the section of each Prospectus entitled "Shareholder Information—How to Redeem Fund Shares":

Reinstatement Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Morgan Stanley Multi-Class Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. For requests for reinvestment sent to the Fund's transfer agent, the request must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Please retain this supplement for future reference.

  IFTREINSTATEPROSPTA 10/21

Prospectus Supplement

October 7, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated October 7, 2021 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 29, 2021

Core Plus Fixed Income Portfolio
Corporate Bond Portfolio
High Yield Portfolio
Short Duration Income Portfolio
Strategic Income Portfolio

Effective October 29, 2021, the following language is hereby added at the end of the section of the Prospectus entitled "Shareholder Information—How to Redeem Fund Shares":

Reinstatement Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of a Fund you redeemed from or another Morgan Stanley Multi-Class Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. For requests for reinvestment sent to a Fund's transfer agent, the request must be in writing. At the time of a reinvestment, you or your financial intermediary must notify a Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Please retain this supplement for future reference.

  IFTREINSTATEPROSPTB 10/21